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                                                                   Exhibit 10.5S


                            AMENDMENT NO. 18 AND WAIVER TO
                             LOAN AND SECURITY AGREEMENT


          AMENDMENT No. 18, dated as of August 31, 1998 (this "AMENDMENT") to that certain Loan and Security Agreement dated as of March 5, 1993, as amended by Amendment Nos. 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16 and 17
(collectively, the "LOAN AGREEMENT") among THE PENN TRAFFIC COMPANY ("Penn Traffic"), DAIRY DELL, BIG M SUPERMARKETS, INC. and PENNY CURTISS BAKING COMPANY, INC. (individually, each a "BORROWER" and collectively, the "BORROWERS"), the Lenders listed therein (collectively, the "LENDERS") and FLEET BANK, N.A. (as successor to NatWest USA Credit Corp.), as Agent for the Lenders (in such capacity, the "AGENT"), is made by, between and among the Borrowers, the Agent, and the Lenders. Capitalized terms used herein, except as otherwise defined herein, shall have the meanings given to such terms in the Loan Agreement.

          WHEREAS, the Borrowers have requested that the Agent and the Lenders amend the Loan Agreement to, among other things, (i) waive the existing Interest Coverage ratio set forth in Section 10.18 of the Loan Agreement through March 31, 1999; (ii) waive the Consolidated Adjusted Net Worth covenant set forth in Section 10.19 of the Loan Agreement through March 31, 1999; (iii) waive the Consolidated EBDAIT covenant set forth in Section 10.20 of the Loan Agreement through March 31, 1999 and (iv) modify the restrictions on sales of assets set forth in Section 10.5 of the Loan Agreement and certain reporting requirements.

          WHEREAS, the Borrowers, the Agent and the Lenders have agreed to amend the Loan Agreement pursuant to the terms and conditions set forth herein.

          WHEREAS, the Borrowers have agreed to pay an amendment fee in the aggregate amount of $500,000 to the Agent on behalf of, and for the benefit of, those Lenders only which have executed this Agreement (the "AMENDMENT FEE").

          NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter set forth, the parties hereto agree as follows:

          1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as of the effective date hereof as follows:

               (i) Section 10.5 of the Loan Agreement shall be amended by deleting the word "and" immediately prior to clause (i) and adding a new clause


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immediately prior to the period at the end of the penultimate sentence of such
Section, which new clause shall read in its entirety as follows:

               "and (j) sales of (i) certain retail stores located in Pennsylvania, and (ii) the wholesale and franchise operations located in Pennsylvania and all related assets in Pennsylvania including the Dubois warehouse, in each case which have previously been identified to the Agent, provided that such sales are for fair market value to Persons who are not Affiliates of the Borrowers and provided that the net proceeds of each such sale is remitted to the Agent for application to the Obligations; PROVIDED, HOWEVER, that applying the net proceeds of each such sale to the Obligations shall not reduce the Commitments or prevent the Borrowers from borrowing Revolving Loans hereunder to the extent they are otherwise permitted to do so."

               (ii) Section 7.8 of the Loan Agreement shall be amended by adding a new sentence at the end reading in its entirety as follows:

               "At such time, if any, that the Borrowers' availability to borrow Revolving Loans is $25,000,000 or less on an aggregate basis, each Borrower will provide the Agent no later than Friday of each week during which the Borrowers' availability to borrow Revolving Loans is $25,000,000 or less, a Borrowing Base Certificate calculated as of a date no earlier than the Friday of the immediately preceding week.

          2. WAIVERS TO LOAN AGREEMENT. The Lenders hereby agree that from August 1, 1998 through March 31, 1999 the Borrowers shall not be required to comply with Sections 10.18, 10.19 and 10.20 of the Loan Agreement.

          3. REPRESENTATIONS AND WARRANTIES. As an inducement to the Agent and the Lenders to enter into this Amendment, each of the Borrowers hereby represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders as follows:

               (a) It has the power and authority to enter into this Amendment and has taken all corporate action required to authorize its execution, delivery, and performance of this Amendment. This Amendment has been duly executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms. The execution, delivery, and performance of this Amendment will not violate its certificate of incorporation or by-laws or any agreement or legal requirements binding upon it.

               (b)  As of the date hereof and after giving effect to the terms
          of this Amendment:   (i) the Loan Agreement is in full force and
          effect


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          and constitutes a binding obligation of the Borrowers, enforceable against the Borrowers and owing in accordance with its terms; (ii) the Obligations are due and owing by the Borrowers in accordance with their terms; and (iii) Borrowers have no defense to or setoff, counterclaim, or claim against payment of the Obligations and enforcement of the Loan Documents based upon a fact or circumstance existing or occurring on or prior to the date hereof.

               (c) The Obligations under the Loan Agreement as amended by this Amendment constitute "Senior Indebtedness" and "Designated Senior Indebtedness" as defined under the indentures relating to the Senior Notes and to the Subordinated Notes.

          4. NO IMPLIED AMENDMENTS OR WAIVERS. Except as expressly provided herein, the Loan Agreement and the other Loan Documents are not amended or otherwise affected in any way by this Amendment. Except for the specific waivers set forth in Section 2, nothing herein shall be or be deemed to be a waiver of any covenant or agreement contained in the Loan Agreement and each Borrower hereby agrees that all of the covenants and agreements contained in the Loan Agreement are hereby ratified and confirmed in all respects.

          5. ENTIRE AGREEMENT; MODIFICATIONS; BINDING EFFECT. This Amendment constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior oral or written understandings about such matter. Each of the Borrowers confirms that, in entering into this Amendment, it did not rely upon any agreement, representation, or warranty by the Agent or any Lender except those expressly set forth herein. No modification, rescission, waiver, release, or amendment of any provision of this Amendment may be made except by a written agreement signed by the parties hereto. The provisions of this Amendment are binding upon and inure to the benefit of the representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein or obligation hereunder may be assigned by any Borrower without the prior written consent of the Required Lenders.

          6. EFFECTIVE DATE. This Amendment shall become effective upon compliance with the conditions set forth immediately below:

                  (i) No Event or Event of Default shall have occurred and there shall have been no material adverse change in the business or financial condition of any of the Borrowers.

                 (ii) The Borrowers shall deliver to the Agent for the benefit of the Lenders an opinion of Borrowers' counsel in form and substance satisfactory to the Agent and its counsel (which opinion shall cover such matters as the Agent may reasonably request, including a


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          statement that the Obligations under the Loan Agreement as amended by this Agreement constitute "Senior Indebtedness" and "Designated Senior Indebtedness" as defined under the indentures relating to the Senior Notes and to the Subordinated Notes).

                (iii) The Borrowers shall deliver to the Agent a certificate of the Borrowers' Chief Executive, Vice Chairman-Finance or Chief Financial Officer with respect to Section (i) above and such other instruments and documents as the Agent shall reasonably request.

                 (iv) The Agent shall have received an original counterpart of this Amendment, duly executed and delivered by the Borrowers and the Required Lenders.

                  (v) The Agent shall have received payment of the Amendment Fee, which shall be paid pro-rata to those Lenders which have executed this Agreement.

          7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by each party in separate counterparts, each of which is an original, but all of which shall together constitute one and the same agreement.

          8. GOVERNING LAW. This Amendment is deemed to have been made in the State of New York and is governed by and interpreted in accordance with the laws of such state, provided that no doctrine of choice of law (except as may be applicable under the UCC with respect to the Security Interest) shall be used to apply the laws of any other state or jurisdiction.


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          IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.


                                        BORROWERS:
                                        THE PENN TRAFFIC COMPANY

                                        By:
                                           -------------------------------------
                                           Title:

                                        DAIRY DELL

                                        By:
                                           -------------------------------------
                                           Title:

                                        BIG M SUPERMARKETS, INC.

                                        By:
                                           -------------------------------------
                                           Title:

                                        PENNY CURTISS BAKING COMPANY, INC.

                                        By:
                                           -------------------------------------
                                           Title:

                                        LENDERS:
Commitment: $35,000,000                 FLEET BANK, N.A. (as successor to
Pro-Rata Share:   14%                   NatWest USA Credit Corp.)
Lending Office:
       60 East 42nd Street
       New York, New York 10017         By:
                                           -------------------------------------
                                           Title:  Senior Vice President

Commitment: $20,000,000                 NATIONAL BANK OF CANADA
Pro-Rata Share:   8%
Lending Office:
       Main Place Tower                 By:
       Suite 2540                          -------------------------------------
       350 Main Street                     Title:  Vice President
       Buffalo, New York 14202


                                        By:
                                           -------------------------------------
                                           Title:  Marketing Officer


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Commitment: $10,000,000                 TRANSAMERICA BUSINESS
Pro-Rata Share:   4%                      CREDIT CORP.
Lending Office:
       555 Theodore Fremd Avenue
       Suite C301                       By:
       Rye, New York  10580                -------------------------------------
                                           Title:  Senior Vice President

Commitment: $30,000,000                 SANWA BUSINESS CREDIT
Pro-Rata Share:   12%                     CORPORATION
Lending Office:
       One South Wacker Drive
       Suite 2800                       By:
       Chicago, IL  60606                  -------------------------------------
                                           Title:

Commitment: $45,000,000                 BANKAMERICA BUSINESS
Pro-Rata Share:   18%                     CREDIT, INC.
Lending Office:
       40 East 52nd Street
       Second Fl                        By:
       New York, New York  10022           -------------------------------------
                                           Title:  Vice President

Commitment: $50,000,000                 HELLER FINANCIAL, INC.
Pro-Rata Share:   20%
Lending Office:
       101 Park Avenue, 12th Fl.        By:
       New York, New York  10178           -------------------------------------
                                           Title:  Senior Vice President

Commitment: $10,000,000                 LEHMAN COMMERCIAL
Pro-Rata Share:   4%                      PAPER, INC.
Lending Office:
       3 World Financial Center
       10th Fl.                         By:
       New York, New York  10285           -------------------------------------
                                           Title:  Authorized Signatory

Commitment: $10,000,000                 AMSOUTH BANK
Pro-Rata Share:   4%
Lending Office:
       350 Park Avenue                  By:
       New York, New York  10022           -------------------------------------
                                           Title:  Attorney-in-Fact


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Commitment: $15,000,000                 THE CIT GROUP/BUSINESS
Pro-Rata Share:   6%                      CREDIT, INC.
Lending Office:
       300 South Grand Avenue
       3rd Fl.                          By:
       Los Angeles, CA  90071              -------------------------------------
                                           Title:  Assistant Secretary

Commitment: $25,000,000                 COMPAGNIE FINANCIERE DE CIC
Pro-Rata Share:   10%                     ET DE L'UNION EUROPEENNE
Lending Office:
       520 Madison
       37th Floor                       By:
       New York, New York  10022           -------------------------------------
                                           Title:                 First
                                           Vice President         Vice President

                                        AGENT:

                                        FLEET BANK, N.A. (as successor to
                                        NatWest USA Credit Corp.),
                                           As Agent


                                        By:
                                           -------------------------------------
                                           Title:  Senior Vice President


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